UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2023
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-13779	45-4549771
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of W. P. Carey Inc. (the “Company”) was held on June 15, 2023 (the “Annual Meeting”). The Company previously filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting with the Securities and Exchange Commission on April 6, 2023. The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Proxy Statement. On the record date of March 30, 2023, 213,890,620 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

Set forth below are the final voting results from the Annual Meeting.

Proposal One. The election of the eleven nominees listed in the Company’s Proxy Statement and set forth below to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders.

NAME OF NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark A. Alexander	123,427,296	1,831,468	1,628,928	40,170,458
Constantin H. Beier	123,766,451	1,484,020	1,637,221	40,170,458
Tonit M. Calaway	117,806,213	7,432,663	1,648,816	40,170,458
Peter J. Farrell	121,530,571	3,731,627	1,625,494	40,170,458
Robert J. Flanagan	123,782,236	1,466,790	1,638,666	40,170,458
Jason E. Fox	124,600,724	650,489	1,636,479	40,170,458
Jean Hoysradt	123,785,178	1,491,933	1,610,581	40,170,458
Margaret G. Lewis	122,374,954	2,916,552	1,596,186	40,170,458
Christopher J. Niehaus	121,091,503	4,166,896	1,629,293	40,170,458
Elisabeth T. Stheeman	124,750,581	506,038	1,631,073	40,170,458
Nick J.M. van Ommen	122,334,891	2,907,835	1,644,966	40,170,458

Proposal Two. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
115,013,911	9,592,441	2,281,340	40,170,458

Proposal Three. The ratification of the appointment of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
158,504,951	7,512,835	1,040,364	0

Item 9.01 — Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

W. P. Carey Inc.

Date:	June 20, 2023	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary